UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2012

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

SunPower Corporation (“SunPower”) announced on December 14, 2012 that it has entered into an agreement to settle the private securities class action suit against the company and certain current and former members of management. This action was titled “In re SunPower Securities Litigation.” The agreement, which is subject to negotiation and execution of a final settlement document and court approval, provides for the payment by SunPower of $19.7 million and would lead to the dismissal of all claims against the defendants. SunPower expects to reflect the impact of the settlement in its fourth quarter 2012 financial results.

Forward-Looking Statements
This report release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The company uses words and phrases such as “an agreement,” “subject to,” “would,” “expects,” “will” and similar expressions to identify forward-looking statements in this press release, including forward-looking statements regarding: (a) SunPower's ability to settle all claims for $19.7 million; and (b) the impact of the agreement on Q4 2012 results. Such forward-looking statements are based on information available to the company as of the date of this release and involve a number of risks and uncertainties, some beyond the company's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as:  (i) the ability to reach final agreement with the plaintiffs; (ii) the ability to secure final approval from the court; (iii) the extent to which individual claimants opt out of the class and pursue individual claims; (iv) the ability to overcome any objections or appeals regarding the settlement; (v) the ability of SunPower to absorb the cost of the settlement and the timing of the impact on financial statements; (vi) the resolution of the related derivatives actions; and (vii) other risks described in the company's Annual Report on Form 10-K for the year ended January 1, 2012, Quarterly Reports on Form 10-Q for the quarters ended April 1, 2012, July 1, 2012 and September 30, 2012 and other filings with the Securities and Exchange Commission.  These forward-looking statements should not be relied upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: December 14, 2012	By:	/S/ CHARLES D. BOYNTON
	Name:	Charles D. Boynton
	Title:	Executive Vice President and Chief Financial Officer